Exhibit 10.10

FIRST AMENDMENT TO PURCHASE AGREEMENT

THIS         FIRST         AMENDMENT         TO         PURCHASE         AGREEMENT         (this "First Amendment”) is made and entered into as of this 28th day of October 2025, by and between GSD FLOWERFIELD LLC, a New York limited liability company ("Seller") and B2K AT SMITHTOWN LLC, a New York limited liability company ("Purchaser").

W I TN E S S E T H:

WHEREAS, Seller and Purchaser are parties to that certain Purchase Agreement dated July 30, 2025 (the "Purchase Agreement"), whereby Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller, an approximately forty-nine (49) acre portion of the Gyrodyne campus in St. James, New York, generally shown as proposed lots 4, 5, 6, 7 and 8 on the Preliminary Subdivision Map (the "Premises"); and

WHEREAS, Seller and Purchaser desire to amend and modify the Purchase Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises set forth in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.            Investigation Period Extension. The definition of "Investigation Period" in Section 3.1 of the Purchase Agreement is hereby amended to mean: "5:00 pm EST on December 5,2025"

2             Miscellaneous.

(a)    Except as otherwise expressly set forth herein, all other terms and conditions of the Purchase Agreement are ratified, confirmed and remain in full force and effect.

(b)    This First Amendment may be executed in one or more counterparts, and may be transmitted by email, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c)    This First Amendment and the rights, powers and duties set forth herein shall be binding upon the parties hereto, their respective heirs, estate, legal representatives, trustees, successors in trust, beneficiaries, successors and assigns.

(d)    This First Amendment can only be amended in writing executed by all of the parties hereto.

(e)    To the extent of any conflict between the terms of the Purchase Agreement and the terms of this First Amendment, the terms and conditions of this First Amendment shall supersede and prevail.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

SELLER:	GSD FLOWERFIELD LLC

By:
Name:
Title:

PURCHASER:
By: David Burman
Title: member